Exhibit 10.3

REGISTRATION AND PARTICIPATION AGREEMENT

REGISTRATION AND PARTICIPATION AGREEMENT, dated as of April 7, 2004, among CDRV Investors, Inc., a Delaware corporation (the “Company”), Clayton, Dubilier & Rice Fund VI Limited Partnership, a Cayman Islands exempted limited partnership (together with any successor investment vehicle managed by Clayton, Dubilier & Rice, Inc., the “CD&R Fund”), Banc of America Capital Investors, L.P., a Delaware limited partnership (“BACI”), SSB Capital Partners (Master Fund) I, L.P., a Delaware limited partnership (“SSB”) and CGI Private Equity L.P., LLC, a Delaware limited liability company (“CGI”, and together with BACI and SSB, collectively, the “Co-Investors”) and the other stockholders of the Company who may become parties hereto from time to time pursuant to Section 7.1 or Section 7.7 (such other stockholders, the CD&R Fund and the Co-Investors, collectively, the “Stockholders”).  The meanings of capitalized terms are found in Article VI.

The Company and the Stockholders hereby agree as follows:

Article I
Registration

Section 1.1                                      Registration on Request.

(a)                                  Requests.

(i)                                     At any time or from time to time, the Stockholders owning a Requisite Percentage of the Registrable Securities shall have the right to make one or more written requests pursuant to this Agreement that the Company effect the registration under the Securities Act of all or part of the Registrable Securities of the holder or holders making such request, which requests shall specify the intended method of disposition thereof.

(ii)                                  From and after (A) the establishment of a Public Market and (B) such time as the Company shall have qualified for registration on Form S-3, so long as either Co-Investor owns at least 200,000 shares of Common Stock, such Co-Investor shall have the right to make two written requests pursuant to this Agreement that the Company effect the registration on Form S-3 of all or part of the Registrable Securities of the holder or holders making such request, which requests shall specify the intended method of disposition thereof.

(b)                                 Notice to Other Holders; Piggy-Back Rights.  Upon receipt by the Company of a request for registration pursuant to Section 1.1(a), the Company will promptly give written notice thereof to each other holder of Registrable Securities, and such holder may request that the Company also register all or a part of such holder’s Registrable Securities, such request to be in writing given to the Company within 30 days after such notice by the Company, and specifying the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof.

(c)                                  Obligation to Effect Registration.  The Company will use its best efforts to effect the registration under the Securities Act to the extent required to permit (in accordance with the intended methods thereof) the disposition of (i) the Registrable Securities that the Company has been so requested to register pursuant to Section 1.1(a), and (ii) all other Registrable Securities that the Company has been requested to register pursuant to Section 1.1(b).  Notwithstanding the foregoing, the Company shall not be required to effect a registration requested pursuant to this Section 1.1 (and the Company shall so notify the requesting holder or holders) if (x) the aggregate number of Registrable Securities referred to be included in such registration is less than 10% (in the case of a request pursuant to Section 1.1(a)(i)) or 1% (in the case of a request pursuant to Section 1.1(a)(ii)) of the Registrable Securities outstanding at such time or (y) the Board determines in its good faith judgment, after consultation with a firm of nationally-recognized underwriters, that there will be an adverse effect on a then-contemplated public offering of the Common Stock.

(d)                                 Pro Rata Allocation.  If the holders of at least a majority (by number of shares) of the Registrable Securities for which registration is being requested pursuant to this Section 1.1 determine, following consultation with the managing underwriters (or, in an offering that is not underwritten, with an investment banker), that the number of Registrable Securities to be sold in any such offering should, because of market conditions or otherwise, be limited to a lesser number than all the Registrable Securities for which registration is so requested, the Company shall so notify the requesting holders and the Company shall be required to include in such registration only the lesser number of Registrable Securities (as so determined) and all holders of Registrable Securities proposing to sell their Registrable Securities in such registration shall share pro rata in the number of Registrable Securities being offered on the basis of the number of Registrable Securities requested to be included therein by such holders.

(e)                                  Registration Statement Form.  Each registration requested pursuant to this Section 1.1 shall be effected by the filing of a registration statement on Form S-1, Form S-2 or Form S-3 (or any other form that includes substantially the same information as would be required to be included in a registration statement on such forms as currently constituted), unless the use of a different form is (i) required by law or (ii) permitted by law and agreed to by holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested pursuant to this Section 1.1.  At any time after the Company has issued and sold any shares of its capital stock registered under an effective registration statement under the Securities Act, or after the Company shall have registered any class of equity securities pursuant to Section 12 of the Exchange Act, it will use its best efforts to qualify for registration on Form S-2 or Form S-3.

(f)                                    Expenses.  The Company will pay all Registration Expenses in connection with (x) the first four registrations that are effected as requested under Section 1.1(a)(i) and (y) the first two registrations that are effected as requested under Section 1.1(a)(ii).  The Registration Expenses in connection with any other registration requested under this Section 1.1 shall be apportioned among the holders whose Registrable Securities are then being registered, on the basis of the respective amounts (by number of shares) of Registrable Securities then being registered by them or on their behalf, except that in the case of all registrations requested under this Section 1.1, the Company shall pay all amounts in respect of:

(i)                                     any allocation of salaries of personnel of the Company and its subsidiaries or other general overhead expenses of the Company and its subsidiaries or other expenses for the preparation of financial statements or other data normally prepared by the Company and its subsidiaries in the ordinary course of its business,

(ii)                                  the expenses of any officers’ and directors’ liability insurance,

(iii)                               the expenses and fees for listing the securities to be registered on each exchange on which similar securities issued by the Company are then listed or, if no such securities are then listed, on an exchange or exchanges selected by the Company, and

(iv)                              all fees associated with filings required to be made with the NASD or any comparable non-United States organization (including, if applicable, the fees and expenses of any “qualified independent underwriter” and its counsel as may be required by the rules and regulations of the NASD or any comparable non-United States organization).

Notwithstanding the foregoing, each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller by applicable law.

(g)                                 Inclusion of Other Securities.  In any registration requested pursuant to this Section 1.1, the Company shall not register securities other than Registrable Securities for sale for the account of any Person, other than securities registered for the account of the Company, unless permitted to do so by the written consent of holders of at least a majority (by number of shares) of the Registrable Securities proposed to be sold in such registration.

(h)                                 Effective Registration Statement.  A registration requested pursuant to this Section 1.1 will not be deemed to have been effected unless it has become effective for the period specified in Section 1.3(a)(ii).  Notwithstanding the preceding sentence, a registration requested pursuant to this Section 1.1 that does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the holder or holders of Registrable Securities requesting the registration having refused to proceed shall nevertheless be deemed to have been effected by the Company at the request of such holder or holders.

Section 1.2                                      Incidental Registration.

(a)                                  Notice to Holders.  If the Company at any time proposes to register any of its equity securities (as defined in the Exchange Act) under the Securities Act (other than pursuant to Section 1.1 or pursuant to a Special Registration), whether or not for sale for its own account, and the registration form to be used may be used for the registration of Registrable Securities, it will each such time give prompt written notice following the filing of the related registration statement under the Securities Act to all holders of Registrable Securities of such holders’ rights under this Section.

(b)                                 Obligation to Effect Registration.  Upon the written request of any holder of Registrable Securities given to the Company within 30 days after the Company has given a notice pursuant to Section 1.2(a) (which request shall specify the Registrable Securities intended to be disposed of by such holder, the intended method of disposition thereof and the price at or above which it would be acceptable to such holder to dispose of such

Registrable Securities), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the holders thereof to the extent required to permit the disposition of the Registrable Securities to be so registered in accordance with the intended methods as so indicated; provided that:

(i)                                     if such registration shall be in connection with the initial public offering of the Common Stock, the Company shall not include any Registrable Securities in such proposed registration if the Board shall have determined, after consultation with the managing underwriters for such offering (or, in connection with an offering that is not underwritten, after consultation with an investment banker), that it is not in the best interests of the Company to include any Registrable Securities in such registration (in which case the Company shall not include in such registration any securities not being sold for the account of the Company);

(ii)                                  the Company shall not include any Registrable Securities of any Management Stockholder in any such proposed registration if and to the extent that the Board shall have determined, after consultation with the managing underwriters for such offering (or, in connection with an offering that is not underwritten, an investment banker), that the participation of such Management Stockholder could adversely affect the offering;

(iii)                               if the Board determines, after consultation with the managing underwriters for such offering (or, in connection with an offering that is not underwritten, with an investment banker), that it is not in the best interests of the Company to include all of the Registrable Securities requested to be included in such registration (whether by the Company, pursuant to this Section 1.2 or pursuant to any other rights granted by the Company to a holder or holders of its securities to request or demand such registration or inclusion of any such securities in any such registration):

(A)                              the Company shall so advise each holder of Registrable Securities requesting registration of the number of securities that the Board has determined will be sold in such offering;

(B)                                the Company shall include in such registration only the number (if any) of Registrable Securities so requested to be included that the Board has so determined be sold and shall not include in such registration any securities (other than securities being sold by the Company, which shall have priority in being included in such registration) so requested to be included other than Registrable Securities unless all Registrable Securities requested to be so included are include therein;

(C)                                all holders of Registrable Securities requested to be included therein shall share pro rata in the number of shares of Registrable Securities included in such public offering on the basis of the number of Registrable Securities requested to be included therein by such holders; provided that in the case of a registration initially requested or demanded by a holder or holders of securities other than Registrable Securities pursuant to valid and enforceable contractual rights to make such request or demand, the holders of the Registrable Securities requested to be included therein and the holders of such other securities shall share pro rata (based on the number of shares if the requested or demanded registration is to cover only Common Stock and, if not, based on the proposed offering price of the total number of securities included in such public offering requested to be included therein);

and the Company shall so provide in any registration rights agreement or other agreement pursuant to which any holder of Registrable Securities or any other securities of the Company shall be granted the right to request or demand the registration of such securities;

(iv)                              if, at any time after giving written notice pursuant to Section 1.2(a) of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities or other securities that was previously notified of such registration and, thereupon, shall not register any Registrable Securities in connection with such registration (but without prejudice to the rights of any holder or holders of Registrable Securities to request that registration be effected under Section 1.1); and

(v)                                 if prior to the effective date of the registration statement filed in connection with such registration, the Company is informed by the managing underwriter (or, in connection with an offering which is not underwritten, by an investment banker) that the price at which such securities are to be sold is a price below that price which the requesting holders indicated to be acceptable, the Company shall promptly notify the requesting holders of such fact, and provide each such requesting holder with a reasonable opportunity to withdraw its request to have all or a portion of its Registrable Securities included in such registration statement.

(c)                                  Expenses.  The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 1.2, including any registration that is not effectuated as contemplated by clause (iv) of Section 1.2(b).

(d)                                 Effect on Registrations Under Section 1.1.  No registration effected under this Section 1.2 shall relieve the Company from its obligation to effect registrations upon request under Section 1.1.

Section 1.3                                      Registration Procedures.

(a)                                  General.  If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1.1 or Section 1.2, the Company will:

(i)                                     promptly prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities, promptly make all required filings with the NASD and use its best efforts to cause such registration statement to become effective;

(ii)                                  promptly prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and such other documents as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than six months after such registration statement becomes effective;

(iii)                               promptly furnish to counsel (if any) selected by the holders of Registrable Securities constituting a majority (by number of shares) of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed with the Securities and Exchange Commission in connection with such registration, which documents will be subject to the review of such counsel;

(iv)                              promptly furnish to each seller of such securities, without charge, (A) such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case, including all exhibits and documents filed therewith (other than those filed on a confidential basis), but not to exceed two copies in the case of such exhibits and documents), (B) such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act and (C) such other documents, in each case as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

(v)                                 use its best efforts (A) to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, (B) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (C) to do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

(vi)                              promptly notify each holder of Registrable Securities covered by such registration statement: (A) if such registration statement, at the time it or any amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading upon discovery by the Company of such material misstatement or omission; or(B) upon discovery by the Company of the happening of any event as a result of which the Company believes there would be such a material misstatement or omission, and, as promptly as practicable, prepare and file with the Securities and Exchange Commission a post-effective amendment to such registration statement and use its best efforts to cause such post-effective amendment to become effective such that such registration statement, as so amended, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, if the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading upon discovery by the Company of such material misstatement or omission or upon discovery by the Company of the happening of any event as a result of which the Company believes there would be a material misstatement or omission, and, as promptly as is practicable, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)                           otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act;

(viii)                        promptly notify each seller of any securities covered by such registration statement, when such registration statement, or any post-effective amendment to such registration statement, shall have become effective, or any amendment of or supplement to the prospectus used in connection therewith shall have been filed of:

(A) any request by the Securities and Exchange Commission to amend such registration statement or to amend or supplement such prospectus or for additional information, (B) the issuance by the Securities and Exchange Commission of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and (C) the suspension of the qualification of such securities for offering or sale in any jurisdiction, or the institution of any proceedings for any of such purposes;

(ix)                                use its best efforts to:  (A) (1) list such securities on any securities exchange on which the Common Stock is then listed or, if no Common Stock is then listed, on an exchange selected by the Company, if such listing is then permitted under the rules of such exchange or(2) if such listing is not practicable or the Board determines that quotation as a NASDAQ National Market System security is preferable, to secure designation of such securities as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 under the Exchange Act and(B) provide and cause to be maintained a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement;

(x)                                   use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus; and

(xi)                                use every reasonable effort to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

(b)                                 Obligation to Furnish Information to the Company.  The Company may require each seller of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing and as shall be required by law in connection therewith.  Each such holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such holder not materially misleading.  The Company agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any seller of any securities covered thereby by name, or otherwise identifies such seller as the holder of any securities of the Company, without the consent of such seller, such consent not to be unreasonably withheld, except that no such consent shall be required for any disclosure that is required by law.

(c)                                  Discontinuance or Suspension of Dispositions.  By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Company pursuant to Section 1.3(a)(vi), such holder will promptly discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder shall have received notice from the Company that such registration statement has been amended or copies of the supplemented or amended prospectus, as the case may be.  If so directed by the Company, each holder of Registrable Securities will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, in such holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.  In the event that the Company shall give any such notice, the period mentioned in Section 1.3(a)(ii) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 1.3(a)(vi).

(d)                                 Registrable Securities Issuable Upon Exercise of Employee Options.  Although shares of Common Stock issuable upon the exercise of options may be included in the definition of Registrable Securities, the Company shall, in respect of any such Registrable Securities requested to be registered pursuant hereto, be required to include in any registration statement shares of Common Stock issuable upon the exercise of such options only if the Company has received assurances, reasonably satisfactory to it, that such options will be exercised promptly after such registration statement has become effective or the sale to an underwriter has been consummated so that only Common Stock shall be distributed to the public under such registration statement.

(e)                                  No Obligation to Register In The Absence of Required Financial Information.  Notwithstanding any other provision of this Agreement, the parties hereto acknowledge that the Company shall have no obligation to prepare or file any registration statement prior to the time that financial information required to be included therein is available for inclusion therein.

Section 1.4                                      Underwritten Offerings.  In addition to the procedures and other agreements, set forth in Section 1.1 through Section 1.3, the provisions of this Section 1.4 will apply to any registration that is an underwritten offering.

(a)                                  Underwritten Offerings Exclusive.  Whenever a registration requested pursuant to Section 1.1 is for an underwritten offering, only securities which are to be distributed by the underwriters may be included in the registration.

(b)                                 Underwriting Agreement.  If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Section 1.1, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the holders of Registrable Securities constituting a majority (by number of shares) of the Registrable Securities to be covered by such registration and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in Section 1.6 and holdback arrangements.  The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities.  In the event that any condition to the obligations under any such underwriting agreement are not met or waived, and such failure to be met or waived is not attributable to the fault of the selling stockholders requesting a demand registration pursuant to Section 1.1, such request for registration shall not be deemed exercised for purposes of determining whether such registration has been effected for purposes of Section 1.1(a), Section 1.1(b) or Section 1.1(f).  No holder of Registrable Securities shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth in Section 1.6(b) and Section 1.7, representations, warranties or agreements regarding such holder and such holder’s intended method of distribution and any other representations required by applicable law.

(c)                                  Selection of Underwriters.  Whenever a registration requested pursuant to Section 1.1 is for an underwritten offering, the Company will have the right to select the managing underwriters to administer the offering, which managing underwriters shall be underwriters of nationally recognized standing.  If the Company at any time proposes to register any of its securities under the Securities Act for sale for its own account and such securities are to be distributed by or through one or more underwriters, the Company will have the right to select the managing underwriters to administer the offering at least one of which shall be an underwriter of nationally recognized standing.

(d)                                 Incidental Underwritten Offerings.  Subject to the provisions of the proviso to the first sentence of Section 1.2(b), if the Company at any time proposes to register any of its equity securities under the Securities Act (other than pursuant to Section 1.1 or pursuant to a Special Registration), whether or not for its own account, and such securities are to be distributed by or through one or more underwriters, the Company will give prompt written notice to all holders of Registrable Securities following the filing of the registration statement in respect thereof under the Securities Act and, if requested by any holder of Registrable Securities within 30 days after the Company has given notice, will use its best efforts to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among those to be distributed by such underwriters.  The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of the underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holders of Registrable Securities.  No such holder of Registrable Securities shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than as set forth in Section 1.6(b) and Section 1.7, representations, warranties or agreements regarding such holder and such holder’s intended method of distribution and any other representations required by applicable law.

(e)                                  Preparation; Reasonable Investigation.  In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Company will give the holders of such Registrable Securities so to be registered and their underwriters, if any, and their respective counsel and accountants the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Securities and Exchange Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued audit reports on its financial statements as shall be necessary, in the opinion of such holders’ and such underwriters’ respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

(f)                                    Furnishing of “Comfort Letter” to Sellers.  In connection with an underwritten public offering, the Company will furnish to each seller of Registrable Securities included in such offering a signed counterpart, addressed to the sellers, of a “comfort” letter signed by the independent public accountants who have issued an audit report on the Company’s financial statements included in the registration statement, subject to such seller having executed and delivered to the independent public accountants such certificates and documents as such accountants shall reasonably request, if such accountants shall be permitted by the standards applicable to certified public accountants or such accountants’ internal operating procedures to deliver a “comfort” letter to such seller, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in n accountants’ letters delivered to the underwriters in underwritten public offerings of securities.

Section 1.5                                      Restriction on Additional Registrations Within Six Months of Previous Registration.  If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1.1 or Section 1.2, and if such registration shall not have been withdrawn or abandoned, the Company shall not be obligated to and shall not file any registration statement with respect to any of its securities (including Registrable Securities) under the Securities Act (other than a Special Registration), whether of its own accord or at the request or demand of holders of any of its securities, until a period of six months shall have elapsed from the effective date of such previous registration; and the Company shall so provide in any registration statement with respect to its securities.

Section 1.6                                      Indemnification.

(a)                                  Indemnification by the Company.  In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 1.1 or Section 1.2, the Company will and hereby does indemnify and hold harmless each seller of such securities, its directors, officers, and employees, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls such seller or any such participating person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against, and reimburse, any and all losses, claims, damages or liabilities, joint or several, to which such seller or any such director, officer, employee, participating person or controlling person may become subject under the Securities Act or otherwise (including, but not limited to, the reasonable fees and expenses of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon:

(i)                                     any untrue statement or alleged untrue statement of a fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or related thereto, or any amendment or supplement thereto or

(ii)                                  any omission or alleged omission to state a fact required to be stated in any such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or necessary to make the statements therein not misleading;

and the Company will reimburse such seller and each such director, officer, employee, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such seller or participating person expressly for use in the preparation thereof;

and provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission is completely corrected in an amendment or supplement to the prospectus and the seller of Registrable Securities thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of Registrable Securities to the person asserting such loss, claim, damage, liability or expense after the Company had furnished such seller with a sufficient number of copies of the same or if the seller received notice from the Company of the existence of such untrue statement or alleged untrue statement or omission or alleged omission and the seller continued to dispose of Registrable Securities prior to the time of the receipt of either an amended or supplemented prospectus which completely corrected such untrue statement or omission or a notice from the Company that the use of the existing prospectus may be resumed.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any such director, officer, employee, participating person or controlling person and shall survive the transfer of such securities by such seller.

(b)                                 Indemnification by the Sellers.  In the event of any registration of any Registrable Securities under the Securities Act pursuant to Section 1.1 or Section 1.2, each of the prospective sellers of such securities will indemnify and hold harmless (severally but not jointly) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each other person who participates as an underwriter, broker or dealer in the offering or sale of such securities and each other person, if any, who controls the Company or any such participating person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer, employee, participating person or controlling person may become subject under the Securities Act or otherwise (including, but not limited to, the reasonable fees and expenses of legal counsel incurred in connection with any claim for indemnity hereunder), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a fact contained in, or any omission or alleged omission to state a fact with respect to such seller required to be stated in, any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or related thereto, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; and the seller will reimburse the Company and each such director, officer, employee, participating person and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the liability of each such seller will be in proportion to and limited to the net amount received by such seller (after deducting any underwriting discount and expenses) from the sale of Registrable Securities pursuant to such registration statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer, participating person or controlling person and shall survive the transfer of such securities by such seller.

(c)                                  Notices of Claims, etc.  Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 1.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party hereunder, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 1.6.  In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; and provided, further, that if such indemnified party and the indemnifying party reasonably determine, based upon advice of their respective independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel.  No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d)                                 Other Indemnification.  Indemnification similar to that specified in the preceding paragraphs of this Section 1.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration, listing or other qualification of such Registrable Securities under any United States federal or state law, any non-United Sates law or any regulation of a governmental authority other than the Securities Act.

(e)                                  Other Remedies.  If for any reason the foregoing indemnity under Section 1.6(a) or Section 1.6(b) is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party and the indemnified party under Section 1.6(a) or Section 1.6(b) shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative fault of the indemnifying party on the one hand and the indemnified party on the other but also the relative benefits received by the indemnifying party and the indemnified party from the offering of Registrable Securities (taking into account the portion of the proceeds of the offering realized by each such party) as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Any party’s obligation to contribute pursuant to this Section 1.6(e) is several (in proportion to the relative value of their Registrable Securities covered by a registration statement) and not joint with the obligations of any other party.  No party shall be liable for contribution under this Section 1.6(e) except to the extent and under such circumstances as such party would have been liable to indemnify under this Section 1.6 if such indemnification were enforceable under applicable law.

(f)                                    Officers and Directors.  As used in this Section 1.6, the terms “officers” and “directors” shall include the direct and indirect partners or members of the holders of Registrable Securities which are partnerships or limited liability companies, as the case may be.

(g)                                 Indemnification Payments.  The indemnification and contribution required by this Section 1.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided that in the event it is ultimately determined that any amounts so paid were not subject to indemnification or contribution hereunder, the recipient thereof shall promptly return such amounts to payer thereof.

Section 1.7                                      Holdback Agreements.  If and whenever the Company proposes to register any of its equity securities under the Securities Act, whether or not for its own account (other than pursuant to a Special Registration), or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1.1 or Section 1.2, each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, unless not so required by the managing underwriter, it will not effect (other than pursuant to such registration) any public sale or distribution, including, but not limited to, any sale pursuant to Rule 144, of any Registrable Securities, any other equity securities of the Company or any securities convertible into or exchangeable or exercisable for any equity securities of the Company during the Holdback Period and the Company further agrees not to effect (other than pursuant to such registration or pursuant to a Special Registration) any public sale or distribution, or to file any registration statement (other than such registration or a Special Registration) covering any, of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the Holdback Period if required by the managing underwriter.  The Company shall include holdback provisions containing terms no less restrictive than those set forth in this Section 1.7 in each registration rights agreement or other agreement pursuant to which any holder of Registrable Securities or any other securities of the Company shall be granted the right to request or demand the registration of such securities.

Article II
Restrictions on Transfer

Section 2.1                                      Restrictions on Transfer.  (a)  Until the earlier of an initial Public Offering and the fifth anniversary hereof, no Minority Stockholder may,

without the prior written consent of the CD&R Fund, Transfer any Covered Shares to any Person, other than any Transfer:

(i)                                     to the Company, the CD&R Fund or any Affiliate or designee of the CD&R Fund, it being understood that, upon the consummation of any such Transfer to the CD&R Fund or any of its Affiliates or designees, such shares of capital stock shall cease to be “Covered Shares” for purposes of this Agreement;

(ii)                                  pursuant to Article III or Article IV of this Agreement; or

(iii)                               to any Affiliate of such Minority Stockholder or, upon the liquidation or dissolution of such Minority Stockholder, to the partners or members of such Minority Stockholder;

provided, that, prior to any Transfer of Covered Shares pursuant to Section 2.1(a)(iii), such Minority Stockholder shall:

(x)                                   provide written notice of such Transfer to the Company and the CD&R Fund, which notice shall certify (A) that any such Affiliate, partner or member, as the case may be, (1) is an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act or applicable state securities laws, and (2) has agreed in writing to be bound by the terms of this Agreement, and (B) in the event that such Transfer shall result in more than one Person owning such Covered Shares, that such Persons have executed powers of attorney in form and substance acceptable to the Company and the CD&R Fund, irrevocably appointing one or more individuals reasonably acceptable to the Company and the CD&R Fund as such Persons’ attorney-in-fact with full power and authority to act on behalf of such Persons for all purposes of this Agreement and with respect to such Persons’ investment in the Company, and providing that the Company and the CD&R Fund shall be entitled to deal exclusively with such attorneys-in-fact for all such purposes,

(y)                                 provide the Company or the CD&R Fund with such other written representations as to factual matters regarding such Transfer (including, without limitation, the number of Persons to whom such Minority Stockholder proposes to Transfer Covered Shares) as the Company or the CD&R Fund may reasonably request in order to permit the Company or the CD&R Fund and their respective outside counsel to determine whether such Transfer is a Prohibited Transfer in accordance with Section 2.3; and

(z)                                   deliver an opinion of counsel to the Company and the CD&R Fund, which opinion and counsel shall be reasonably satisfactory to the Company and the CD&R Fund (it being acknowledged that in-house counsel to each of the Co-Investors and, in the case of BACI, Kennedy Covington Lobdell & Hickman, L.L.P., shall be reasonably satisfactory to the Company and the CD&R Fund) to the effect that the Transfer may be effected without registering the Covered Shares under the Securities Act.

(b)                                 From and after the fifth anniversary hereof, for so long as the initial Public Offering shall not have been consummated, any Minority Stockholder may Transfer Covered Shares to (i) any permitted transferee pursuant to Section 2.1(a) in accordance with the terms of such Section or (ii) any other Person; provided, that any such Transfer of Covered Shares by a Minority Stockholder pursuant to the preceding clause (ii) shall be subject to compliance with (A) the requirements set forth in subparagraphs (x) and (y) of Section 2.1(a) and (B) the right of first refusal set forth in Section 2.2.

(c)                                  Following the consummation of the initial Public Offering, any Minority Stockholder may Transfer Covered Shares to any Person; provided, that (i) any such Transfer shall subject to compliance with Section 1.7 and (ii) prior to any such Transfer, such Minority Stockholder shall deliver an opinion of counsel to the Company and the CD&R Fund, which opinion and counsel shall be reasonably satisfactory to the Company and the CD&R Fund, to the effect that the Transfer may be effected without registering the Covered Shares under the Securities Act.

(d)                                 Prior to the initial Public Offering, each Minority Stockholder shall give the Company and the CD&R Fund prompt written notice of any actual Transfer of Covered Shares.  Any Transfer of any Covered Shares other than as permitted by this Agreement shall be void and of no effect, it being understood that, subject to the “tag-along” rights contained in Article III, the CD&R Fund and its Affiliates may Transfer any shares of its capital stock of the Company without restriction at any time and from time to time.

Section 2.2                                      Right of First Refusal.  (a)  If any Minority Stockholder desires to sell or transfer for cash or other consideration any Covered Shares pursuant to Section 2.1(b)(ii) following a bona fide written offer from any prospective transferee to purchase all or any part of the Covered Shares owned by such Minority Stockholder, such Minority Stockholder shall deliver a written notice (an “Offer Notice”) to the CD&R Fund.  The Offer Notice shall disclose the identity of the prospective transferee and the material terms and conditions of the offer, including the number of Covered Shares that the prospective transferee is willing to purchase, the proposed purchase price per share and the intended consummation date of such sale.  Such Minority Stockholder shall not be permitted to accept such offer for a period of 30 days following the receipt of the Offer Notice by the CD&R Fund.

(b)                                 During such 30-day period, the CD&R Fund and its Affiliates, or any of their respective designees, shall have the right to purchase from such Minority Stockholder all, but not less than all, of the Covered Shares identified in the Offer Notice at the same price, and on the same terms and conditions, as set forth in the Offer Notice.  The right of first refusal provided hereunder shall be exercised by written notice to such Minority Stockholder at any time during such 30-day period; provided that neither the CD&R Fund nor such Affiliates or designees shall be required to consummate any such purchase within fewer than 30 days following the date of such notice.  If the CD&R Fund fails to exercise its right of first refusal prior to the expiration of such 30-day period, such Minority Stockholder may sell or transfer the Covered Shares identified in the Offer Notice to the prospective transferee at the same price, and on the same terms and conditions, as set forth in the Offer Notice; provided that such prospective transferee agrees in writing to be bound by this Agreement.

Section 2.3                                      Prohibited Transfers.  Notwithstanding anything in this Article II to the contrary, it is understood and agreed that no Minority Stockholder may Transfer any Covered Shares prior to the initial Public Offering if the Company or the CD&R Fund shall have reasonably determined, after consultation with outside counsel, that such Transfer is a Prohibited Transfer.

Article III
“Tag-Along” Rights

Section 3.1                                      Sale Notice.  In the event that the CD&R Fund shall sell or transfer, for cash or other consideration, shares of Common Stock to the Company or to a Third-Party Buyer (other than any sale or transfer to the public pursuant to a distribution (whether pursuant to a registered Public Offering, pursuant to Rule 144, or otherwise)), which sale or transfer, together with all other such sales or transfers, represents in the aggregate more than 10% of the shares of Common Stock held by the CD&R Fund as of the date of this Agreement, the CD&R Fund will provide 30 days’ prior written notice (the “Sale Notice”) to the Company and the Minority Stockholders (the names and addresses of which the Company shall provide to the CD&R Fund upon request).  The Sale Notice will disclose the identity of the prospective transferee and the material terms and conditions of the proposed sale or transfer, including the number of shares of Common Stock that the prospective transferee is willing to purchase, the proposed purchase price per share and the intended consummation date of such sale.  The CD&R Fund agrees not to consummate any such sale or other transfer until at least 30 days after the related Sale Notice has been given to each Minority Stockholder, unless the CD&R Fund shall have received a notice from each such Minority Stockholder indicating whether or not such Minority Stockholder has elected to participate in such transaction and the number of shares of Common Stock to be sold by each such Minority Stockholder so electing to participate has been finally determined pursuant hereto prior to the expiration of such 30-day period.

Section 3.2                                      Right to Participate.  Each Minority Stockholder may elect to participate in the sale or other transfer described in Section 3.1 by giving written notice to the CD&R Fund and the Company within 30 days after the CD&R Fund has given the related Sale Notice to such Minority Stockholder.  If a Minority Stockholder elects to participate, such Minority Stockholder will be entitled to sell or otherwise transfer in the contemplated transaction, at the same price and on the same terms and conditions as set forth in the related Sale Notice, an amount of Covered Shares equal to the product of (i) the quotient determined by dividing (A) the percentage of Covered Shares then held by such Minority Stockholder so electing to participate by (B) the aggregate percentage of Common Stock represented by the Common Stock then held by the CD&R Fund and the Covered Shares then held by all Minority Stockholders so electing to participate and (ii) the number of shares of Common Stock such transferee has agreed to purchase in the contemplated transaction, unless all such Minority Stockholders otherwise agree among themselves to a different allocation.  If such right to participate in a transaction shall not have been exercised prior to the expiration of the 30-day period, then at any time during the 90 days following the expiration of the 30-day period, subject to extension for not more than an additional 60 days to the extent reasonably required to comply with applicable laws in connection with such transaction, the CD&R Fund may sell or otherwise transfer to the prospective transferee the number of shares of Common Stock and at the price and on the terms and conditions indicated in the Sale Notice.

Section 3.3                                      Expiration Upon a Public Market.  In the event that a Public Market has been established, the provisions of this Article III shall terminate and cease to have further effect.

Article IV
Drag-Along Rights

Section 4.1                                      Drag-Along Notice.  If the CD&R Fund intends to effect a sale or transfer for cash or other consideration of more than 50% of its shares of Common Stock to a Third-Party Buyer and the CD&R Fund elects to exercise its rights under this Article IV, the CD&R Fund shall deliver written notice (a “Drag-Along Notice”) to the Minority Stockholders, which notice shall (a) state (i) that the CD&R Fund wishes to exercise its rights under this Article IV with respect to such sale, (ii) the name and address of the Third-Party Buyer, (iii) the per share amount and form of consideration the CD&R Fund proposes to receive for its shares of Common Stock and (iv) the terms and conditions of payment of such consideration and all other material terms and conditions of such sale, (b) contain an offer (the “Drag-Along Offer”) by the Third-Party Buyer to purchase from each Minority Stockholder a percentage of such Minority Stockholder’s Covered Shares, as the case may be, equal to the percentage of the shares of Common Stock owned by the CD&R Fund that are to be sold to the Third-Party Buyer (such percentage, the “Applicable Percentage”) on and subject to the same terms and conditions offered to the CD&R Fund and (c) state the anticipated time and place of the closing of the purchase and sale of the Applicable Percentage of such Covered Shares (an “Drag-Along Closing”), which (subject to such terms and conditions) shall occur not fewer than five (5) days nor more than ninety (90) days after the date such Drag-Along Notice is delivered (subject to extension for not more than an additional 60 days to the extent reasonably required to comply with applicable laws in connection with such sale); provided that if such Drag-Along Closing shall not be scheduled to occur prior to the expiration of such 90-day period, the CD&R Fund shall be entitled to deliver additional Drag-Along Notices with respect to such Drag-Along Offer in respect of such additional 60-day period.

Section 4.2                                      Conditions to Drag-Along.  Upon delivery of a Drag-Along Notice, each Minority Stockholder shall have the obligation to sell and transfer to the Third-Party Buyer the Applicable Percentage of such Minority Stockholder’s Covered Shares pursuant to the Drag-Along Offer, as the same may be modified from time to time; provided that the CD&R Fund sells and transfers the Applicable Percentage of its shares of Common Stock to the Third-Party Buyer at the Drag-Along Closing.  Within 10 days of receipt of the Drag-Along Notice, each Minority Stockholder shall (i) execute and deliver to the CD&R Fund a power of attorney and a letter of transmittal and custody agreement appointing, and in form and substance reasonably satisfactory to, the CD&R Fund or one or more of its affiliates designated by the CD&R Fund (the “Custodian”), the true and lawful attorney-in-fact and custodian for such Minority Stockholder, with full power of substitution, and authorizing the Custodian to take such actions as the Custodian may deem necessary or appropriate to effect the sale and transfer of the Applicable

Percentage of such Minority Stockholder’s Covered Shares to the Third-Party Buyer, upon receipt of the purchase price therefor at the Drag-Along Closing, free and clear of all security interests, liens, claims, encumbrances, charges, options, restrictions on transfer, proxies and voting and other agreements of whatever nature, and to take such other action as may be necessary or appropriate in connection with such sale or transfer, including consenting to any amendments, waivers, modifications or supplements to the terms of the sale (provided that the CD&R Fund also so consents, and, to the extent applicable, sells and transfers the Applicable Percentage of its shares of Common Stock on the same terms as so amended, waived, modified or supplemented, and provided, further, that no Minority Stockholder shall be required to indemnify any Third-Party Buyer on a joint, rather than several, basis or in an amount in excess of the total consideration received by such Minority Stockholder in such transaction, except in respect of any (x) breach of covenant by such Minority Stockholder, (y) breach or inaccuracy of any representation or warranty made by and relating specifically to such Minority Stockholder (including, without limitation, with respect to authorization and title to its Covered Shares), or (z) fraudulent acts by, or willful misconduct or gross negligence of, such Minority Stockholder)) and (ii) deliver to the Custodian certificates representing the Applicable Percentage of such Minority Stockholder’s Covered Shares, together with all necessary duly executed stock powers.  The Custodian shall hold the Applicable Percentage of such Minority Stockholder’s Covered Shares and other documents in trust for such holder pending completion or abandonment of such sale.  If, within 90 days after the CD&R Fund delivers the Drag-Along Notice (subject to extension for not more than an additional 60 days to the extent reasonably required to comply with applicable laws in connection with such sale), the CD&R Fund has not completed the sale of the Applicable Percentage of such Minority Stockholder’s Covered Shares and of its shares of Common Stock to the Third-Party Buyer and another Drag-Along Notice with respect to such Drag-Along Offer has not been sent to such Minority Stockholder, the Custodian shall return to such Minority Stockholder all certificates representing the Applicable Percentage of such holder’s Covered Shares and all other documents that such holder delivered in connection with such sale.  Promptly after the Drag-Along Closing, the Custodian shall give notice thereof to such Minority Stockholder, shall remit to such Minority Stockholder the total consideration for the Applicable Percentage of such Minority Stockholder’s Covered Shares sold pursuant thereto (reduced by any amount required to be held in escrow pursuant to the terms of the purchase and sale agreement), and shall furnish such other evidence of the completion and time of completion of such sale and the terms thereof as may reasonably be requested by such Minority Stockholder.

Section 4.3                                      Expiration on a Public Market.  In the event that a Public Market has been established, the provisions of this Article IV shall terminate and cease to have further effect.

Article V
Rights to Purchase Additional Common Stock

Section 5.1                                      CD&R Sale.  If at any time after the date of this Agreement and prior to the initial Public Offering, the Company shall propose to issue or sell any shares of its capital stock (or any securities convertible into or exchangeable for such capital stock) to the CD&R Fund or any of its Affiliates (a “CD&R Sale”), the Company shall offer to each of the Co-Investors the right to purchase that number of additional shares of capital stock (or such other security), on the same terms and conditions as the proposed CD&R Sale, in order that such Co-Investor would have the opportunity to hold the same percentage of shares of the Company’s capital stock (on a fully diluted basis) after giving effect to the CD&R Sale as such Co-Investor held immediately prior thereto (an “Offer”).  Notwithstanding the foregoing, none of the following transactions shall constitute a CD&R Sale:  the issuance by the Company of any shares of its capital stock (or any securities convertible into or exchangeable for such capital stock) to the CD&R Fund (a) pursuant to that certain Stock Subscription Agreement, dated as of the date hereof, between the Company and the CD&R Fund, (b) as a ratable dividend or distribution on such capital stock then outstanding, or in connection with any ratable stock split, reclassification, recapitalization, consolidation or similar event affecting such capital stock, or (c) upon conversion or exchange of any securities convertible into or exchange for such capital stock, which securities were issued in compliance with this Article V.

Section 5.2                                      Procedures.  The Company shall make an Offer by delivering to each Co-Investor at least 30 days prior written notice of the proposed CD&R Sale.  Such notice will identify the class and number of shares of capital stock or amount of other securities to be issued (the “Offered Securities”), the proposed date of such issuance and the price and other material terms of such issuance, and will include an Offer to each Co-Investor in accordance with Section 5.1.  Such Offer shall by its terms remain open for a period of 30 days from the date of receipt of such notice.  Each Co-Investor shall give notice to the Company and the CD&R Fund of whether it intends to accept an Offer prior to the end of such 30-day period, and, if so, such notice shall set forth such portion of the Offered Securities that such Co-Investor elects to purchase.  If such Co-Investor so elects to purchase any Offered Securities, upon the closing of the CD&R Sale as to which the Company has given notice, such Co-Investor shall purchase from the Company, and the Company shall sell to such Co-Investor, the Offered Securities subscribed for by such Co-Investor on the terms specified in the Offer.  In the event that the Co-Investors do not subscribe for all of the Offered Securities, the Company shall have 30 days from the end of the foregoing 30-day period to sell all or any part of such remaining Offered Securities to one or more Persons, on terms and conditions that are no more favorable in the aggregate to such Persons than those set forth in the Offer.

Section 5.3                                      Expiration Upon a Public Offering.  The provisions of this Article V shall terminate and cease to have further effect upon the consummation of a Public Offering.

Article VI
Definitions, etc.

Section 6.1                                      Definitions.  For purposes of this Agreement, the following terms have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under Common control with, such Person.  “Control” of any Person shall consist of the power to direct the management and policies of such Person (whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise) and, without limiting the foregoing, shall be deemed to exist upon the ownership of securities entitling the holder thereof to exercise more than 50% of the voting power in the election of directors of such Person (or other persons performing similar functions).

“Applicable Percentage” has the meaning given in Section 4.1.

“BACI” has the meaning given in the introduction to this Agreement.

“Board” means the Board of Directors of the Company.

“Bridge Investor” means any Person that directly or indirectly acquires shares of Common Stock from the CD&R Fund (including but not limited to by way of issuance of such Common Stock by the Company in connection with its repurchase, redemption or other retirement of Common Stock owned by the CD&R Fund) prior to the first anniversary of the date hereof, in an amount not exceeding (as to all such Persons) 10% of the Common Stock owned by the CD&R Fund as of the date hereof, and any Affiliate of any such Person.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

“CD&R Fund” has the meaning given in the introduction to this Agreement.

“CD&R Sale” has the meaning given in Section 5.1.

“CGI” has the meaning given in the introduction to this Agreement.

“Co-Investor” has the meaning given in the introduction to this Agreement.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” has the meaning given in the introduction to this Agreement.

“Covered Shares” means (i) all of the Registrable Securities and (ii) all of the shares of Common Stock, whether or not Registrable Securities, in each case that are owned from time to time by any Minority Stockholder.

“Custodian” has the meaning given in Section 4.2.

“Drag-Along Closing” has the meaning given in Section 4.1.

“Drag-Along Notice” has the meaning given in Section 4.1.

“Drag-Along Offer” has the meaning given in Section 4.1.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time, and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Holdback Period” means, with respect to any registered offering covered by this Agreement, 180 days after and, upon reasonable written notice thereof given by the Company to the holders of Registrable Securities, during the 20 days before the effective date of the related registration statement or, in the case of a takedown from a shelf registration statement, 90 days after the date of the prospectus supplement filed with the SEC in connection with such takedown and during such prior period (not to exceed 20 days) as the Company has given reasonable written notice to the holders of Registrable Securities.

“Management Stockholder” means an executive officer or other employee of the Company or any of its subsidiaries who subscribes for and purchases shares of capital stock of the Company pursuant to a Stock Subscription Agreement that provides that such capital stock shall be Registrable Securities.

“Minority Stockholder” means any Stockholder other than (a) any Management Stockholder and (b) the CD&R Fund and its Affiliates and their respective successors and assigns; provided that any Bridge Investor shall be deemed a Minority Stockholder for all purposes of this Agreement.

“NASD” means the National Association of Securities Dealers, Inc.

“NASDAQ” means the NASD Automated Quotation System.

“Offer” has the meaning given in Section 5.1.

“Offer Notice” has the meaning given in Section 2.2(a).

“Offered Securities” has the meaning given in Section 5.2.

“Person” means any natural person, firm, partnership, association, corporation, company, limited liability company, trust, business trust, governmental entity or other entity and any successor (by merger or otherwise) of such entity.

“Prohibited Transfer” means any Transfer of Covered Shares (a) that may not be effected without registering the Covered Shares under the Securities Act, (b) that would result in the assets of the Company constituting “plan assets” as such term is defined in the Department of Labor regulations promulgated under the Employee Retirement Income Security Act of 1974, as amended, (c) that would cause the Company to be, to be controlled by, or to be under common control with, an “investment company” for purposes of the Investment Company Act of 1940, as amended, (d) that would require any securities of the Company to be registered under, or would subject the Company to the periodic reporting requirements of, the Exchange Act, or (e) to any Person that is not an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act or applicable state securities laws.

“Public Market” shall be deemed to have been established at such time as 20% of the Common Stock (on a fully diluted basis) has been sold to the public pursuant to an effective registration statement under the Securities Act, pursuant to Rule 144 or pursuant to a public offering outside the United States.

“Public Offering” means an underwritten public offering of the Common Stock led by at least one underwriter of nationally recognized standing.

“Registrable Securities” means:

(a)                                  any Common Stock issued or to be issued (upon issuance thereof) to (i) the CD&R Fund, the Co-Investors or pursuant to any Stock Subscription Agreement that provides that such Common Stock shall be Registrable Securities or (ii) any executive officer or other employee of the Company, for so long as such executive officer or other employee is an Affiliate of the Company, upon a determination by the Board that the Common Stock held by such executive officer or other employee would be subject to restrictions on resale following the consummation of a Public Offering; and

(b)                                 securities issued or issuable with respect to the foregoing by way of stock dividend or stock split, in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities on the earlier to occur of the following events:

(i)                                     a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement (other than a Special Registration pursuant to which such securities were issued by the Company to a Stockholder who is an Affiliate of the Company);

(ii)                                  such securities shall have been distributed to the public in reliance upon Rule 144;

(iii)                               such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company in accordance with Section 7.4 and subsequent disposition of such securities shall not require registration or qualification of such securities under the Securities Act or any similar state law then in force;

(iv)                              a Public Market has been established and such securities have been held, or deemed to be held (by virtue of tacking holding periods as contemplated by Rule 144) for a period of two years by a Stockholder who is not an Affiliate of the Company;

(v)                                 in the case of any such securities acquired by a Management Stockholder pursuant to the exemption from the registration requirements of the Securities Act contained in Rule 701 (or any successor provision) thereunder, 90 days following the date the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act for so long as such Management Stockholder is not an Affiliate of the Company; or

(vi)                              such securities shall have ceased to be outstanding.

“Registration Expenses” means all expenses incident to the Company’s performance of its obligations under or in compliance with Article I, including, but not limited to (i) all registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws, (iii) all fees and expenses associated with listing securities on United States or non-United States exchanges or NASDAQ, (iv) all fees and other expenses associated with filings with the NASD (including, if required, the fees and expenses of any “qualified independent underwriter” and its counsel) or comparable non-United States organizations, (v) all printing expenses, (vi) the fees and disbursements of counsel for the Company and of its independent public accountants, and the expenses of any special audits made by such accountants required by or incidental to such performance and compliance, (vii) the fees and disbursements of one law firm (but not more than one) retained by the holders of Registrable Securities constituting a majority of the voting power represented by the outstanding shares of the Registrable Securities and (viii) any other reasonable out-of-pocket expenses of the holders (provided that such expenses shall not include expenses of counsel other than those provided in clause ((vii) above).  “Registration Expenses” shall not include any underwriting discounts or commissions or any transfer or other taxes payable in respect of the sale of Registrable Securities by the holders thereof.

“Requisite Percentage” means the holder or holders of at least (a) 50% (by number of shares) of the Registrable Securities at the time outstanding in the case of the initial request under Section 1.1 or (b) 25% (by number of shares) of the Registrable Securities at the time outstanding in the case of any other request under Section 1.1.

“Rule 144” means Rule 144 under the Securities Act (or any successor provision thereto).

“Sale Notice” has the meaning given in Section 3.1.

“Securities Act” means the United States Securities Act of 1933, as amended, or any successor statute, and the rules and regulations thereunder that are in effect at the time and any reference to a particular section thereof shall include a reference to the corresponding section, if any, of any such successor statute, and the rules and regulations thereunder.

“Securities and Exchange Commission” means the United States Securities and Exchange Commission or any other United States federal agency at the time administering the Securities Act or the Exchange Act.

“Special Registration” means the registration of (a) shares of equity securities and/or options or other rights in respect thereof to be offered to directors, members of management, employees, consultants or sales agents, distributors or similar representatives of the Company or its direct or indirect subsidiaries or (b) equity securities and/or options or other rights in respect thereof solely on Form S-4 or Form S-8.

“SSB” has the meaning given in the introduction to this Agreement.

“Stock Subscription Agreements” means any stock subscription agreement, stock option agreement, contribution and subscription agreement or other agreement pursuant to which shares of capital stock of the Company are issued.

“Stockholder” has the meaning given in the introduction to this Agreement.

“Third-Party Buyer” means any Person other than (a) the direct or indirect members or partners of the CD&R Fund, (b) any Affiliate of the CD&R Fund or (c) any Bridge Investor.

“Transfer” means any direct or indirect transfer, sale, assignment, distribution, contribution, exchange, gift, hypothecation, encumbrance or other disposition of any Covered Shares or any other shares of capital stock of the Company or any interest therein.

Section 6.2                                      Reference to Forms.  References in this Agreement to a specific form (e.g., Form S-1) shall include any successor form thereto.

Article VII
Miscellaneous

Section 7.1                                      Additional Registrable Securities and Covered Shares, etc.

(a)                                  This Agreement shall become effective with respect to any Registrable Securities and/or Covered Shares upon the issuance or sale by the Company of any shares of its capital stock to any Person pursuant to any Stock Subscription Agreement that provides that such capital stock shall be Registrable Securities and/or Covered Shares, as the case may be, and the written agreement by such Person to be bound by the provisions of this Agreement; provided that such issuance or sale shall have been approved by resolution of the Board and, in the case of shares intended to be Covered Shares, the CD&R Fund shall have been given prior notice thereof and shall not have objected to such issuance.  Upon receipt by the Company of such Person’s written agreement to be bound by the provisions of this Agreement, such Person shall be deemed a “Stockholder” (and, unless expressly excluded from the definition thereof in Section 6.1, a “Minority Stockholder”) hereunder for all purposes of this Agreement.

(b)                                 The Company hereby covenants to and agrees with the CD&R Fund that each Stock Subscription Agreement to be entered into by the Company after the date hereof with any director, executive officer or employee of the Company or any of its subsidiaries shall contain “tag-along” rights, “drag-along” rights and similar provisions on such terms and conditions as the CD&R Fund may reasonably request from time to time.

Section 7.2                                      Non-U.S. Listing.  The provisions of this Agreement shall apply, mutatis mutandis, to any listing of the Registrable Securities on any non-United States exchange.

Section 7.3                                      Rule 144.

(a)                                  If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act relating to any class of equity securities (other than a registration statement pursuant to a Special Registration), the

Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available such information as necessary to permit sales pursuant to Rule 144), and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.  Upon the request of a holder, the Company will deliver to such holder a written statement as to whether the Company has complied with such requirements.

(b)                                 If any Registrable Securities are to be disposed of in accordance with Rule 144, the holder of such Registrable Securities shall transmit to the Company an executed copy of Form 144 (if required by Rule 144) no later than the time such form is required to be transmitted to the Securities and Exchange Commission for filing and such other documentation as the Company may reasonably require to assure compliance with Rule 144 in connection with such disposition.

Section 7.4                                      Legended Securities; etc.  The Company will not issue new certificates for shares of Registrable Securities without a legend restricting further transfer unless (a) such shares have been sold to the public pursuant to an effective registration statement under the Securities Act (other than Form S-8 if the holder of such Registrable Securities is an Affiliate) or Rule 144, or (b) (i) otherwise permitted under the Securities Act and (ii) (A) the holder of such shares shall have delivered to the Company an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company, to such effect and (B) the holder of such shares expressly requests the issuance of such certificates in writing.

Section 7.5                                      Amendments and Waivers.  This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of Registrable Securities representing at least 51% of the voting power represented by the outstanding Registrable Securities; provided that no provision of this Agreement may be amended in a manner (a) uniquely and adversely affecting the Minority Stockholders or the Management Stockholders as a class without the consent of a majority of such Minority Stockholders or Management Stockholders (by number of Registrable Securities), as the case may be, or (b) uniquely and adversely affecting any one Minority Stockholder or Management Stockholder without the consent of such Minority Stockholder or Management

Stockholder, as the case may be.  Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7.5, whether or not such Registrable Securities shall have been marked to indicate such consent.  No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing.  Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party or parties granting such waiver in any other respect or at any other time.

Section 7.6                                      Nominees for Beneficial Owners.  In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election and unless notice is otherwise given to the Company by the record owner, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement.  If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner’s beneficial ownership of such Registrable Securities.

Section 7.7                                      Successors, Assigns and Transferees.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and transferees; provided, that any such assign and transferee agrees in writing to be bound by the provisions of this Agreement.  Upon receipt by the Company of such written agreement, such assign or transferee shall be deemed a “Stockholder” (and, unless expressly excluded from the definition thereof in Section 6.1, a “Minority Stockholder”) hereunder for all purposes of this Agreement.  In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of, or are binding upon, the parties hereto other than the Company shall also be for the benefit of, binding upon and enforceable by any such assign or transferee or other subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities or of the voting power represented by such Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.  Notwithstanding anything to the contrary in this Agreement, the Company may assign this Agreement in connection with a merger, reorganization or sale, transfer or contribution of all or substantially all of the assets or stock of the Company to any of its subsidiaries or Affiliates, and, upon the consummation of any such merger, reorganization, sale, transfer or contribution, such subsidiary or Affiliate shall automatically and without further action assume all of the obligations and succeed to all the rights of the Company under this Agreement.

Section 7.8                                      Stock Splits, etc.  Each party hereto agrees that it will vote to effect a stock split (forward or reverse, as the case may be) with respect to any capital stock of the Company in connection with any registration of such capital stock, if the Board determines, following consultation with the managing underwriter (or, in connection with an offering that is not underwritten, an investment banker) that a stock split would facilitate or increase the likelihood of success of the offering.  Each party hereto agrees that any number of shares of capital stock of the Company referred to in this Agreement shall be equitably adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or similar transaction.

Section 7.9                                      No Inconsistent Agreements.  The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities by this Agreement.

Section 7.10                                Severability.  If any provision of this Agreement is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever.  The invalidity of any one or more phrases, sentences, clauses, Sections or subsections of this Agreement shall not affect the remaining portions of this Agreement.

Section 7.11                                Term.  This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the consent of the parties hereto or their respective successors in interest, (b) the date on which no Registrable Securities remain outstanding and (c) the dissolution, liquidation or winding up of the Company (other than any transaction contemplated by the third sentence of Section 7.7); provided that the expiration of this Agreement shall not affect the indemnification provisions set forth in Section 1.6.

Section 7.12                                Remedies; Right to Specific Performance; Attorneys’ Fees.  Each holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any provision of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.  In any action or proceeding brought to enforce any provision of this Agreement, the successful party shall be entitled to recover reasonable attorneys’ fees in addition to its costs and expenses and other available remedies.

Section 7.13                                Consent to Jurisdiction.  Each party (including any holder of Registrable Securities) irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby (and agrees not to commence any such suit, action or proceeding except in such courts).  Each party (including any holder of Registrable Securities) further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address set forth above shall be effective service of process for any such suit, action or proceeding.  Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding in (i) the Supreme Court of the State of New York, New York County, and (ii) the United States District Court for the Southern District of New York, that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

Section 7.14                                Waiver of Jury Trial.  Each party (including any holder of Registrable Securities) hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding arising out of this Agreement or any transaction contemplated hereby.  Each party (including any holder of Registrable Securities) (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties have been induced to enter into the Agreement by, among other things, the mutual waivers and certifications in this Section 7.14.

Section 7.15                                Notices.  All notices, demands and other communications made in connection with this Agreement shall be in writing.  Any notice or other communication in connection herewith shall be deemed duly given to any party (a) two Business Days after it is sent by express, registered or certified mail, return receipt requested, postage prepaid or (b) one Business Day after it is sent by overnight courier guaranteeing next day delivery, in each case, to the address of such party set forth beneath its name on the signature pages hereof, or to such other address as such party may have designated to the Company and the other Stockholders party hereto in writing, or if to any holder of Registrable Securities not a party hereto on the date hereof, at the address of such holder in the stock record books of the Company, and:

if to the Company, to:

CDRV Investors, Inc.
1403 Foulk Road, Suite 106
Wilmington, Delaware 19803
Attention:  President

if to the CD&R Fund, to:

Clayton, Dubilier & Rice Fund VI Limited Partnership
1403 Foulk Road, Suite 106
Wilmington, Delaware 19803
Attention:  General Partner

or at such other address or addresses as the Company may have designated in writing to each holder of Registrable Securities at the time outstanding.  Copies of any notice or other communication given under the Agreement shall also be given to:

Clayton, Dubilier & Rice, Inc.
375 Park Avenue
New York, New York 10152
Facsimile:  (212) 407-5252
Telephone:  (212) 407-5200
Attention:  Richard J. Schnall

and

Debevoise & Plimpton LLP
919 Third Avenue
New York, New York 10022
Facsimile:  (212) 909-6836
Telephone:  (212) 909-6000
Attention:  Franci J. Blassberg, Esq.

Any party may give any notice or other communication in connection herewith using any other means (including, but not limited to, personal delivery, messenger service, facsimile, telex or ordinary mail), but no such notice or other communication shall be deemed to have been duly given unless and until it is actually received by the individual for whom it is intended.

Section 7.16                                Headings.  The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

Section 7.17                                Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which together constitute one and the same instrument.

Section 7.18                                Governing Law.  This Agreement shall be governed in all respects, including, but not limited to, as to validity, interpretation and effect, by the internal laws of the State of New York, without reference to principles of conflict of law that would require application of the law of another jurisdiction except to the extent the laws of the State of Delaware specifically and mandatorily apply.

Section 7.19                                No Third-Party Beneficiaries.  Except as provided in Section 1.6, nothing in this Agreement shall confer any rights upon any Person other than the parties to (a) this Agreement and (b) any Stock Subscription Agreement that provides that the capital stock issued thereunder shall be Registrable Securities and/or Covered Shares, as the case may be, and each such party’s respective heirs, successors and permitted assigns.

Section 7.20                                Entire Agreement.  This Agreement, together with any Stock Subscription Agreements that provide that the capital stock issued thereunder shall be Registrable Securities and/or Covered Shares, as the case may be, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.

CDRV INVESTORS, INC.

By:	/s/ RICHARD J. SCHNALL
Name: Richard J. Schnall
Title: President

CLAYTON, DUBILIER & RICE FUND VI LIMITED PARTNERSHIP

By:	CD&R Associates VI Limited Partnership, its General Partner

By:	CD&R Investment Associates VI, Inc., its General Partner

By:	/s/ THERESA A. GORE
Name: Theresa A. Gore
Title: Vice President, Treasurer, and Assistant Secretary

BANC OF AMERICA CAPITAL INVESTORS, L.P.

By:	Banc of America Capital Management, L.P., its General Partner

By:	BACM I GP, LLC, its General Partner

By:	/s/ SCOTT R. POOLE
Name:
Title:
	Address:	Bank of America Corporate Center
100 North Tryon Street, 25th Floor
Charlotte, North Carolina 28255
		Telephone:	(704) 386-1814
		Facsimile:	(704) 386-6432
		Attention:	Walker L. Poole
Scott R. Poole

SSB CAPITAL PARTNERS (MASTER FUND) I, L.P.

By:	SSBPIF GP CORP., its General Partner

By:	/s/ JOHN R. BARBER
	Name:		John R. Barber
	Title:		Co-President
	Address:	c/o Citigroup Private Equity
388 Greenwich Street, 32nd Floor
New York, New York 10013
		Telephone:	(212) 816-4821
		Facsimile:	(212) 816-0229
		Attention:	Blair V. Jacobson,
Vice President

CGI PRIVATE EQUITY L.P., LLC

By:	/s/ JOHN R. BARBER
	Name:	John R. Barber
	Title:	Authorized Signatory
	Address:	c/o Citigroup Private Equity
388 Greenwich Street, 32nd Floor
New York, New York 10013
		Telephone:	(212) 816-4821
		Facsimile:	(212) 816-0229
		Attention:	Blair V. Jacobson,
Vice President